Amendment 3
To the
Appendix 1 Lease Agreement Between
The U.S. Department of Energy and
United States Enrichment Corporation
For the Gas Centrifuge Enrichment Plant

WHEREAS, The U.S. Department of Energy ("DOE" or the "Department")) and United States Enrichment Corporation ("Corporation" or "Lessee") (collectively the "Parties") entered into a lease for the Gas Centrifuge Enrichment Plant located in Piketon Ohio (the "GCEP Lease") effective December 7, 2006;

WHEREAS, the Corporation has sub-leased the GCEP Lease to its affiliate, American Centrifuge Operating, LLC ("ACO" or "Sublessee") and ACO currently has an NRC license for a demonstration facility on the leased premises (for purposes of this Amendment and the GCEP Lease, the terms "Corporation" or "Lessee" shall also include "ACO");

WHEREAS, by virtue of Amendment 1 to the GCEP Lease executed on May 31, 2019, the term of the GCEP Lease was extended to May 31, 2022, among other changes to certain provisions of the GCEP Lease;

WHEREAS, by virtue of Amendment 2 to the GCEP Lease executed on September 9, 2021, the term of the GCEP Lease was extended to December 31, 2025, and set certain requirements for the assumption of decontamination and decommission liabilities subsequent to the termination or expiration of the Demonstration Contract;

WHEREAS, the Demonstration Contract expires on November 30, 2022, under which DOE assumed all liabilities for decontaminating and decommissioning of facilities and equipment installed and any work performed under the Demonstration Contract including any materials or environmental hazards on the site; and

WHEREAS, on November 14, 2022, DOE awarded a follow-on contract No. 89243223CNE000030 to ACO pursuant to Solicitation Number 89243222RNE000026 (HALEU Demonstration Cascade Completion and HALEU Production) for the operation of the 16-machine cascade built under the Demonstration Contract on the leased premises ("HALEU Ops Contract"); and

WHEREAS, DOE desires to explicitly assume liabilities for decontaminating and decommissioning of the facilities and equipment installed and any work performed under the HALEU Ops Contract including any materials or environmental hazards on the site.

NOW THEREFORE, under authority of the Atomic Energy Act of 1954, as amended (the "Act"), and other law, and with the express consent of Sublessee, DOE and the Corporation hereby agree to amend the GCEP Lease as follows:

1. The Department hereby assumes all liabilities for the decontamination and decommissioning of the facilities and equipment installed and any work performed, under the HALEU Ops Contract with the Department including any materials or environmental hazards on the site.

2. No financial assurance for any liability or lease turnover conditions shall be required from the Corporation or Sublessee.

3. Notwithstanding anything in the GCEP Lease, as amended, to the contrary, including but not limited to Articles III, IV, V, and VI, the Parties agree that any work performed under the HALEU Ops Contract on the leased premises shall be considered a permitted use; any alternations or changes to the premises pursuant to the HALEU Ops Contract with the Department shall be permitted change to the premises; and any liabilities of the Corporation or Sublessee arising from or incident to the performance of the work under the HALEU Ops Contract with the Department shall be governed solely by such contract and any financial protection afforded to the Corporation or sublessee as a person indemnified under the Act.

4. Except as set forth above, all other terms of the GCEP Lease as amended by Amendment 1 and 2 remain unchanged and this Amendment 3 does not modify the rights, obligations or liabilities of the Department and the Corporation under the GCEP Lease, as amended by Amendment 1 and 2, or the rights, obligations, or liabilities of the Department and ACO under the HALEU Demonstration Contract as amended or the HALEU Ops Contract.

5. If the Department exercises its option(s) to extend the term of the HALEU Ops Contract beyond the completion of Phase 2 of the HALEU Ops Contract, the expiration of the GCEP Lease term shall extend to one calendar year beyond the last day of the applicable HALEU Ops Contract option period.

Next page is the signature page

IN WITNESS WHEREOF, the Parties have caused this Amendment 3 to the GCEP Lease to be executed on their behalf by their duly authorized representatives as of the date of the last signature below.

United States Enrichment Corporation
(Lessee)

By: [signature]

Name: Larry B Cutlip

Title: SVP, Field Operations

Date: 11-30-2022

U.S. Department of Energy

By: Scott E. Harlow Digitally signed by Scott E. Harlow Date: 2022.11.30 16:14:34 -05'00'

Name:

Title: Lease Administrator

Date:

American Centrifuge Operating, LLC
(Sublessee)

By: [signature]

Name: Larry B Cutlip

Title: President, ACO

Date: 11-30-2022